Exhibit 99.1

Dana Showcases Long-Term Strategic Priorities and Value-Creation Plan

at 2026 Capital Markets Day

MAUMEE, Ohio, March 25, 2026 — Dana Incorporated (NYSE: DAN) a global leader in the design and manufacture of highly efficient vehicle propulsion solutions, is hosting its 2026 Capital Markets Day today in New York City beginning at 9:00 a.m. Eastern Time, where the company’s leadership team will outline the strategic priorities and long-term financial targets underpinning Dana 2030, the company’s growth and value-creation strategy.

The event will feature presentations from Dana’s senior leaders including:

•	R. Bruce McDonald, Chairman and Chief Executive Officer

•	Byron Foster, Senior Vice President and President of Light Vehicle Systems, incoming Chief Executive Officer

•	Brian Pour, Senior Vice President and President of Commercial Vehicle Systems

•	Seth Metzger, Senior Vice President and Chief Technology Officer

•	Chris Clark, Senior Vice President of Global Operations

•	Timothy Kraus, Senior Vice President and Chief Financial Officer

Showcasing Dana 2030: A Long-Term Plan for Growth and Margin Expansion

At today’s event, executives are outlining Dana 2030, a long-range plan designed to accelerate profitable growth, strengthen the company’s competitive position, and generate sustainable long-term shareholder value. Dana 2030 includes:

•	Approximately $10 billion in annual sales by 2030, representing a thirty-three percent increase compared to 2026 sales guidance.

•

Adjusted EBITDA margins of 14 to 15 percent, reflecting 400 basis points of improvement compared to 2026 guidance driven primarily by higher margin new business, operational efficiency, structural cost actions, and disciplined investments.

•	Adjusted free cash flow margin target of approximately 6 percent, a ~200 basis-point improvement compared to 2026 guidance.

•	Up to $2 billion in cumulative share repurchases through 2030, building on the $765 million already completed.

Webcast Details

A live webcast of today’s event is available through Dana.com/investors, with a replay accessible following the conclusion of the program.

For questions please contact: InvestorRelations@dana.com

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Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Incorporated

Dana Incorporated (NYSE: DAN) is a global leader in the design and manufacture of highly efficient propulsion solutions for the light- and commercial-vehicle markets. Guided by its vision to be the world’s best powertrain company, Dana delivers advanced conventional and clean-energy technologies that help customers improve the performance, efficiency, and durability of their vehicles. The company supplies leading vehicle manufacturers and related aftermarkets with industry-defining drive systems, electrodynamic technologies, and thermal and sealing solutions.

Headquartered in Maumee, Ohio, USA, Dana reported sales of $7.5 billion in 2025. With a history dating to 1904, the company employs 27,000 people in 24 countries across six continents. Learn more at dana.com.

###

Contact: Craig Barber

 +1-419-887-5166

 craig.barber@dana.com

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March 25, 2026 Capital Markets Day

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

Capital Markets Day R. Bruce McDonald Chairman and Chief Executive Officer

Executive Team Chris Clark Senior Vice President Global Operations Brian Pour Senior Vice President and President, Commercial Vehicle Systems Byron Foster Senior Vice President and President, Light Vehicle Systems Timothy Kraus Senior Vice President and Chief Financial Officer Andrea Siudara Senior Vice President and Chief Information Officer Doug Liedberg Senior Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary Kevin Williams Senior Vice President and Chief Purchasing Officer Seth Metzger Senior Vice President and Chief Technology Officer R. Bruce McDonald Chairman and Chief Executive Officer

2030 Financial Targets

2030 Financial Targets		
Sales	**Adj. EBITDA Margin**	**Adj. FCF Margin**
~$10 billion	14%-15%	~6%
▲ ~33%	▲ ~400 bps	▲ ~200 bps
vs. midpoint of 2026 Guide	vs. midpoint of 2026 Guide	vs. midpoint of 2026 Guide

Share Repurchase Target Through 2030		
2025	**2026-2030**	**Total**
$650 million	~$1.35 billion	~$2.0 billion
Completed	*Up to $300M in 2026*	

20% Dividend Per Share Increase in 2026



Dana
2030
Traditional Product Growth
Aftermarket Growth
Applied Technologies Growth
Manufacturing Excellence
Structural Cost Reduction

See appendix for comments regarding the presentation of non-GAAP measures

Capital Allocation Maintain a ‘best-in-sector’ balance sheet Net debt: <1x EBITDA Ability to invest in our growth strategies Through business cycles à Expected to yield multiple expansion Committed to substantial capital return to our shareholders Annual per share dividend growth Active share repurchase program à 2026-2030 capital return expected $2B+

Today’s Agenda Capital Markets Day Key Themes Profitable growth story Clear roadmap to 14%-15% adjusted EBITDA margins Strong balance sheet enables focused investment in our business Commitment to substantial capital return to shareholders Dana Overview Byron Foster Growth Traditional Product Byron Foster Aftermarket Brian Pour Applied Technologies Seth Metzger Break Margin Expansion Manufacturing Excellence Chris Clark Structural Cost Reduction and Financial Expectations Timothy Kraus Q&A Closing Remarks

Dana Overview Byron Foster Senior Vice President and President, Light Vehicle Systems

Dana Snapshot 66 major manufacturing facilities 11 technology centers Consolidated sales only. $7.5B 2025 sales 24 countries with Dana presence 5K+ customers in 120 countries ~27K employees

2025 Sales ~$7.5B ~$7.5B ~$7.5B ~$7.5B Consolidated sales only.

Global Customers Common Key Customers Light Vehicle Commercial Vehicle Brilliance Jinbei

New business backlog continues to grow 2026-2028: $750 million new business backlog, 33% increase over prior year; expect $1.15 billion through 2030 2025 EBITDA margin 8.1%, +310 bps Realized $310 million cost savings Tariff recoveries / mitigation Completed $2.7 billion sale of Off-Highway business Repurchased ~34 million shares, or ~23% of shares outstanding $704 million returned to shareholders in 2025 Doubled capital return program to $2 billion through 2030 Total shareholder return of 111% in 2025 Recent Company Highlights Launched ‘Dana 2030’ strategic roadmap for growth and margin expansion over the next five years

Dana’s New Vision, Mission, Values MISSION To be the world’s best powertrain company. We help our customers improve the performance of their vehicles. Safety First Act with Integrity Empower our People Be Accountable Play to Win Drive Innovation Quality Focused VISION VALUES

What is Dana 2030? Dana 2030 Is Our New Strategy We are building on our more than 120-year legacy to shape a strategy that is transformative and impactful for an exciting future Embodies our commitment to our people; long-term, profitable growth; and shareholder value A bottom-up initiative driven by cross-functional teams of employees to craft a strategy to reimagine Dana’s future To execute, requires a renewed focus on operational excellence, innovation, and lean principles

Dana 2030: Five Key Elements Profitable Growth Margin Enhancement Traditional Product Growth Aftermarket Growth Manufacturing Excellence Structural Cost Reduction Applied Technologies Growth

Dana 2030: Five Key Elements Profitable Growth Traditional Product Growth Aftermarket Growth Applied Technologies Growth Three elements focused on profitable growth Traditional Products New program wins Market recovery Aftermarket Leverage strong OE heritage Applied Technologies Expand to new markets with current technologies New EV strategy

Dana 2030: Five Key Elements Profitable Growth Margin Enhancement Aftermarket Growth Manufacturing Excellence Applied Technologies Growth Structural Cost Reduction Traditional Product Growth

Dana 2030: Five Key Elements Margin Enhancement Manufacturing Excellence Structural Cost Reduction Two elements dedicated to margin enhancement Manufacturing Excellence Driving cost savings into operations Automation Manufacturing optimization Structural Cost Reduction Building off our 2025 cost savings plan through optimizing processes and organizational alignment

Dana 2030: Five Key Elements Profitable Growth Margin Enhancement Aftermarket Growth Manufacturing Excellence Applied Technologies Growth Structural Cost Reduction Traditional Product Growth

Structure for Sustainable Success Dana 2030 Project Management Office (PMO) Reports to CEO Identified over 500 initiatives Manages the process of change Steering Committee Provides guidance and ensures adherence to goals Formally approves initiatives Quick wins are funding long-term investments Value Realization Team Steering Committee Executive Leadership Team Project Management Leads Team Members Executive Sponsors Workstream Leads Traditional Product Growth Aftermarket Growth Manufacturing Excellence Structural Cost Reduction Applied Technologies Growth Dana 2030 PMO Structure

Traditional Product Growth Byron Foster Senior Vice President and President, Light Vehicle Systems

Strong momentum with secured new business backlog of $750M! Drive margin expansion opportunities through product-line profitability analysis Protect key programs Next-generation Ford Super Duty secured through 2038 Jeep Wrangler secured through 2029 JLR Range Rover, Range Rover Sport, Defender secured through 2036 Leverage Dana core capabilities and installed ICE capacity Support customer product plans Program extensions New ICE programs Pivot away from high-risk EV investment Grow share where Dana is underrepresented Customers Segments Regions Key Strategies A Renewed Focus on Core On-Highway End Markets

New Business Quoting Activity OEMs are revisiting product plans with more emphasis on traditionally powered vehicles

Driving Margin Expansion Overview Highlights Completed product-line and customer in-depth profitability analysis High complexity in several plants driven by part number and product proliferation Customer and product-line rationalization expected to yield margin expansion Minimum profitability threshold of 10% EBITDA for each product-line Aggressively manage complexity and low-volume customers; pricing to reflect cost to serve Ensure existing EV program commercial agreements are updated to reflect new lower-volume reality Invest in winning programs and platforms where Dana technology is valued Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented

Sealing Plant Example Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented Strategy Analysis looks at current OEM sales by product-line Top 150 part numbers are profitable Remaining 515 part numbers are low-volume Slow moving products to be: Serviced via aftermarket Repriced Exited Cumulative EBITDA $M # of Part Numbers Product-Line Profitability Analysis Total Sales: $80M EBITDA: $10M 12.5% Margin Top 150 Parts Sales: $65M EBITDA: $15M 23% Margin Bottom 515 Parts Sales: $15M EBITDA: ($5M) Negative Margin

Next-Generation Super Duty: Secured Through 2038 Expanding our long partnership with Ford on one of its flagship vehicles ~$900M Average Sales Per Year 2029 Start of Dana Production 1998 Current Incumbent Consolidation to single front-axle size resulting in reduced complexity and weight savings Ford production expanded to second plant in Canada Implementation of key strategic footprint initiatives resulting in increased value-add, enabling margin enhancements across the platform Dana Value Proposition Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented

New Business Award: Isuzu

Margin Expansion | **Protect the Base** | Leverage Installed ICE Capability | Grow Share Where Dana is Underrepresented

~$50M
Annual Sales
$25M Incremental

Feb 2027
Start of Dana Production

2018
Current Incumbent


ISUZU
Class 6/7 Truck
ISUZU

Dana Value Proposition

- Strong quality, delivery, warranty performance
- Delivered on fast-track request for product samples
- Innovative technical solutions
- Continued mitigation of tariff impacts


12K Front Steer Axle
SPL100 Driveshafts
S140 Rear Drive Axle

Expanding content with current customers, driven by superior products and services

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Dana Traditional Capabilities Are In Demand ~$200M Annual Sales Traditional Products 2027-2030 Start of Dana Production New Programs Strong customer relationships and reputation Utilize existing capacity to minimize capital investment Industry leading technology and capabilities Dana Value Proposition Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented More traditional vehicle programs are in the pipeline and Dana is positioned to win

New Business Award: Mahindra & Mahindra – Outsourcing ~$50M Incremental Sales per Year Mid 2026 Start of Dana Production India Regional Expansion Mahindra, currently the second largest manufacturer in India, producing over 600K axles in-house Outsourcing due to M&M’s desire for industry leading technology and quality Program Overview Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented Local India manufacturing capabilities Strong execution reputation Cost competitiveness Ability to execute quickly Dana Value Proposition

North American Class 8 Production Volume North American Class 5-7 and Bus Production Volume Source: ACT Research, S&P, Company Forecasts Market Snapshot 2027 emission regulation clarification and warranty requirement clarification Inventory level normalization Freight spot rates are improving Infrastructure investments driving strong vocational demand Market Snapshot Replacement cycle Driven by consumer spending Government and utilities spending driving demand CAGR CAGR North American Commercial Vehicle Market Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented

K K CAGR CAGR Dana Outgrowing North American CV Market Margin Expansion Protect the Base Leverage Installed ICE Capability Grow Share Where Dana is Underrepresented N.A. Truck Production Units Dana N.A. CV OEM Sales Source: ACT Research, S&P, Company Forecasts

Market Growth: Commercial Vehicle OEM Fleet and Dealers

Margin Expansion | Protect the Base | Leverage Installed ICE Capability | Grow Share Where Dana is Underrepresented

Dana 2030

Overview

- Customers must choose driveline suppliers for their fleets
- Historically, Dana has been OEM-focused, with limited resources at the fleet level compared to key competitors

Actions Required

- Increase sales team size to develop deeper relationships at major fleet and dealer customers to drive Dana preference
- Dana will gain share by becoming the customer's "top of mind" first choice

How We Win

- Dana is the OEM brand with exceptional durability and performance
- Best-in-class total cost of ownership

~$200M
Sales Opportunity

OEMs

INTERNATIONAL | VOLVO | MACK | KENWORTH | Peterbilt

2,000+ Dealers

~2,000 U.S. Fleet Customers (>250 trucks)



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Profitably Growing Our Core Business Streamline our product portfolio and drive margin improvement actions Protect our incumbent position on some of the most attractive platforms in the industry Leverage our core capabilities and market-leading technology to capture new programs Grow as the CV market recovers… …and gain CV share through improved fleet and dealer field support

Aftermarket Growth Brian Pour Senior Vice President and President, Commercial Vehicle Systems

Aftermarket Profile By the Numbers ~$850M 2025 Actual Sales ~$320M Commercial-Vehicle Market Applications ~$530M Light-Vehicle Market Applications Key Product-Lines Regions and Market 2025 Dana Aftermarket by Region Total Addressable Market ~$6.6B

OES Distribution Center Dealer Fleet Warehouse Distribution Independent Store Front Service Center Retail Distribution Center Store Front E-Commerce Distribution Center

Dana 2030 Aftermarket Strategy Overview Key Themes Drive $200M in sales growth by 2030 Generate an additional $65M of adjusted EBITDA Demand Planning and Distribution Optimization Sales Enablement and Market Share Growth Pricing, Customer Segmentation, and Loyalty

Parts availability is the top priority for customers Demand Planning and Distribution Optimization Refine demand-planning structure and implement integrated inventory management system Distribution efficiency gains and automation Optimize global distribution footprint and logistics Singapore, Singapore Gravataí, Brazil Crossville, TN Wuxi, China Zaragoza, Spain Toluca, México Győr, Hungary Neu-Ulm, Germany Keysborough, Australia Grand Bourg, Argentina Hosur, India Bucaramanga, Colombia Industry Leading Fill Rate Strategic Inventory Investment Inventory Management System Supply Chain Optimization Distribution Optimization Global Process Standardization and Control Key Themes

Active customer management drives higher satisfaction, increased selling price, and higher volume Pricing, Customer Segmentation, and Loyalty Key Themes Set prices based on the customer’s perceived value Launch incentive and loyalty programs for key customer groups Pricing based on factors other than cost drives increased sales and higher margin Customer-segmentation drives volume purchases Loyalty programs to drive retention and repeat sales Use data-driven approach to manage customers in a tiered structure UPGRADES THAT WON’T LET YOU DOWN.

Sales Enablement and Market Share Growth in Sealing Products

Dana 2030

Key Themes

- **Increased marketing will support brands across distribution channels**
- **Active salesforce targeting key customers and channels**
- **Continuing product development**

Europe, Middle East, and Africa

Total market size: ~$750M

- **2030 incremental growth target: ~$45M**
- Trusted OE-brand heritage
- Proven playbook ready to scale globally

North America

Total market size: ~$600M

- **2030 incremental growth target: ~$90M**
- Leverage OE pedigree and market-leading coverage of domestic, European, and Asian nameplates

OE QUALITY


VICTOR REINZ

CATERPILLAR · ad EKOL · AutoZone · JASPER Engines & Transmissions · INTER CARS · WORLDPAC · The Group · pronto · Federated · CARQUEST AUTO PARTS · ADVANCE AUTO PARTS · ALERT ENGINE PARTS · HDA TRUCK PRIDE · LKQ · NAPA · AUTOPARTNER · SSF · FleetPride · Parts Authority

Global market share expansion, with a renewed presence in the North American aftermarket

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Targeted Expansion of Aftermarket Achieve industry-leading fill rates through a critical focus on demand planning and fulfillment, enabled by: Investments in inventory systems Supplier management Distribution center efficiency Drive higher satisfaction, increased selling price, and higher volumes through: Price for perceived value Segment customers into tiers Align service with customer tiers Incentive-based loyalty programs Unlock growth and margin expansion opportunities through: Investing in sales and marketing Enhanced training and sales enablement tools Alignment with customer requirements

Applied Technologies Growth Seth Metzger Senior Vice President and Chief Technology Officer

Applied Technologies Profitable Growth EV growth in current markets – updated strategy Targeting high-value segments Platform approach to reduce cost and complexity Risk sharing with OEMs Leverage current product to expand into new markets Focus on attractive growth markets Strong fit with Dana competencies Balanced between electric and traditional Leverage capabilities to create new products Engineering new products from our core technologies Targeted for new and existing markets 1 2 3

EV Backlog and Market EV New Growth Areas 5-Year Net New EV Sales Backlog: $575M Despite EV slowdown, growth will continue and will be part of our backlog ($ in millions) 2025 Outlook Current Outlook LV Battery Electric Vehicle Adoption Forecast Source: S&P $160 $50 $400 $575 2024 Outlook EV sales backlog of $400M included in total $750M 2028 backlog Europe North America Asia Pacific

>$1,100M Dana EV Profitability EV New Growth Areas EV is profitable and will improve as backlog starts production

EV | New Growth Areas

EV Growth Segments

Dana 2030

	e-Thermal	e-Transmission & Driveline			
	Passenger Car	Super Sportscar / Premium Segment	Light Commercial Trucks	Medium-Heavy Commercial Trucks	Buses
					
Total Addressable Market (2030)	~$3.5B	~$0.5B	~$2.5B		~$1.0B
Segment Top Customers	Ford, VW, gm, BorgWarner	Ferrari, Aston Martin, Lamborghini, McLaren Automotive, Bugatti	Ford, gm, Stellantis	PACCAR, Daimler, Volvo	Blue Bird, Thomas Built Buses, Volvo, Tata
Products					
	Motor Cooler, Battery Cooling Plates, Power Electronics Cooler	Electric Drive Units, Hybrid Dual-Clutch Transmission	Generators, Rigid Electric Axles	Rigid Electric Axles, Direct Drive Systems	e-Transmissions, Direct Drive Systems

Source: IHS + Dana Research

Strong growth potential from target EV markets; ~$7.5B TAM

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Key Opportunities

EV | New Growth Areas

Electric Drive Units and e-Axles

Overview

- Premium electric vehicles and commercial trucks
- Sales of $300M currently in chase list

Dana Value Proposition

- Established catalog of products
- Compact designs tailored for segments
- High-power density and efficiency





Thermal Management

Overview

- Electric passenger cars
- Sales of $125M currently in chase list

Dana Value Proposition

- Market-leading technology
- Experts at solving thermal management problems
- Asset reusability across ICE and EV





Hybrid Transmissions

Overview

- Hybrid, mid-engine super sports cars
- Sales of $200M currently in chase list

Dana Value Proposition

- Designed for world's most advanced 1,000+ horsepower super cars
- Modular architecture
  - Widely reusable
  - Power flow versatility – ICE, hybrid, and BEV models
- Small, light package

Automotive News PACE AWARD 2025 WINNER





~$600M EV opportunities currently in chase list

Dana 2030

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Heavy-Duty Pickup Truck e-Axle EV New Growth Areas Heavy-duty pickup e-Beam preserves our role as a market leader in an electrified market ~$200M Average Sales Per Year 2029 Start of Dana Production REEV New Heavy-Duty EV Pickup Knowledge and proven reliability in pickup segment Rigid e-Beam designed for rugged environments Highly compact and efficient design for range- extended electric vehicle (REEV) applications Dana Value Proposition BREAKING NEWS: NEWLY AWARDED

Applied Technologies: How We Choose Dedicated Growth Teams Actions Filtering Through Established Criteria 300+ Ideas 10-15 themes 5 High-Level Business Case Selected Themes Filter Themes on Fit and Attractiveness Deep-Dive Opportunities and Develop Go-Forward Plan 1 2 EV New Growth Areas Hundreds of ideas evaluated to find the best opportunities for growth

Targeted Growth Themes

EV | **New Growth Areas**

DANA

Dana 2030

	Five Areas Identified for New Future Growth				
	High-Performance Compute Thermal Management	**Refrigerant Heat Exchangers**	**Material Handling**	**Powersport / Rec Powertrain**	**Defense Powertrain**
					
Total Addressable Market (2030)	**~$0.7B**	**~$1.0B**	**~$2.0B**	**~$1.5B**	**~$1.0B**
Segment Top Customers	HARMAN AUTOMOTIVE, Ford, gm, BOSCH, Qualcomm	BOSCH, Mitsubishi, TI Automotive, HUTCHINSON, UAES	HYSTER-YALE, TOYOTA, HYUNDAI MATERIAL HANDLING	POLARIS, BRP, CFMOTO, YAMAHA, JOHN DEERE	RHEINMETALL, NAVISTAR DEFENSE, OSHKOSH, gm DEFENSE
Products					
	Cooler	Heat Exchanger	Motor & Inverter	Driveshafts, Axles, Motor & Inverter	Driveshafts, Axles, Motor & Inverter

Significant growth potential from new adjacent growth segments

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EV | New Growth Areas

Powersports / Recreational Industry Participation Overview

DANA
Dana 2030

Powersports market is evolving with demand for higher horsepower and on-road features, where Dana's products provide a clear advantage



Axles



Driveshafts



e-Powertrain



Dual-Clutch Transmission



Highlights

- Market is demanding better products
  - Side-by-sides are driven on-road
  - High-end model competition for horsepower
  - Product reliability challenges
- Strong fit with Dana
  - Off-road brand heritage
  - Catalog products fit segment needs
  - Superior power density, noise vibration and harshness (NVH), etc.

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EV
New Growth Areas

Powersports: How Dana Wins

Dana 2030

Product Alignment Example

Current Industry Products		Dana Product Differentiation		
Industrial Style Designs		Dana's Solution		Benefits
	**Bevel / Spiral Gears**		**Hypoid Gears**	▪ Increased strength ▪ Greater reliability ▪ Less noise, vibration and harshness of ride ▪ Improved OEM warranty profile
	**Pinion Disconnect**		**Differential Disconnect**	
	**U-Joints and Driveshafts**		**Spicer U-Joints and Driveshafts**	

Premiumization trend requires upgrading to automotive-grade drivelines

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Defense Industry Participation Overview The defense industry is moving toward the modernization and hybridization of their fleet Highlights Increased spending in NA and EU Strong desire for: Modernization with commercial off-the-shelf parts (COTS) Hybridization to reduce fuel cost Strong fit with Dana Catalog products fit segment needs CTIS system strength in NA EV New Growth Areas Driveshafts Axles Tire Inflation System e-Powertrain / Generators

Production Products Defense Platforms Light Duty Medium Duty Heavy Duty Providing commercial off-the-shelf products to meet defense needs Defense: How Dana Wins Product Alignment Example Representative platforms EV New Growth Areas

$32M Annual Sales Sept 2026 Start of Production Uplift Utilizes commercially available off-the-shelf product that meets military requirements Defense focused support team combined with Dana manufacturing expertise Proven product durability and manufacturing execution Dana Value Proposition Delivering enhanced OE products to meet military requirements GM Defense Infantry Squad Vehicle (ISV) EV New Growth Areas 2019 Current Incumbent

Applying Current Technology for Growth

Balanced growth strategy is powertrain agnostic

- Strong pipeline with traditional and EV products

EV growth targeting high-value segments

- ~$7.5B total addressable market by 2030 (~$1B secured)
- Pursuing ~$600M in incremental EV growth opportunities
- New strategy reduces market & investment risk

Adjacent segments are new markets for growth

- Over $6B total addressable market by 2030
- Mostly mature, low-risk applications of existing technology
- Dedicated teams to focus on growth

Growth expectation of ~$400M with attractive profit margin


Dana
2030

Dana 2030

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Dana 2030: Five Key Elements Profitable Growth Margin Enhancement Aftermarket Growth Manufacturing Excellence Applied Technologies Growth Traditional Product Growth Structural Cost Reduction

Manufacturing Excellence Chris Clark Senior Vice President Global Operations

Dana 2030: Manufacturing Excellence

Key Strategies

1. **Automation**
   Reduce conversion costs
   ~$100M Annual Cost Reduction

2. **Make vs. Buy**
   Reduce material costs
   ~$50M Annual Cost Reduction

3. **Manufacturing Footprint**
   Reduce fixed and variable costs
   ~$25M Annual Savings

~$175M Total by 2030



More than 300 projects identified

Dana 2030
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Manufacturing Modernization Dana’s automation strategy has historically been shaped by capital expenditure priorities, resulting in less automation than the broader automotive industry We have assessed our facilities and developed “fast payback” automation projects, prioritizing locations in North America and Europe Investment of capex ~$170M to achieve $100M 2030 annual cost reduction Industry 5.0 strategy and AI / Machine Learning will drive efficiency Future opportunities to automate include automated storage and retrieval systems (ASRS) for warehouses, and humanoid robots Automation Make vs. Buy Manufacturing Footprint Optimization Robot Cobot Autonomous Mobile Robot (AMR) Projects Focused in Three Areas: Repetitive Tasks in the manufacturing process Robots and Cobots Material Movement within the facility Autonomous Mobile Robots (AMRs) Safety Improvements within the facility Ergonomics and Injury Avoidance

More than 44,000 lbs. of material manually loaded and unloaded daily Over 1,600 chances per day for pinch / laceration injuries Manual Machine Load and Unload Eliminated risk of material-handling-related injuries 20% increase of machine throughput Automated Machine Load and Unload Machine Loading and Unloading 7-month Investment Payback Period 20% Efficiency Improvement $765K Annual Savings Repetitive Manufacturing Tasks Additional opportunity – automated material delivery and put away Automation Make vs. Buy Manufacturing Footprint Optimization

More than 15,000 parts per day Inconsistent pattern application Manual pattern verification Excess downstream scrap due to application method and additional part handling Manual Pattern Tracing Cobot applies flux control consistently on every part Pattern verification performed with AI vision system 80% reduction in downstream scrap Automated Flux Control Application Flux Control Application $825K Annual Savings Repetitive Manufacturing Tasks Efficiency Improvement 30% 11-month Investment Payback Period Automation Make vs. Buy Manufacturing Footprint Optimization Before: Manual After: Automated

Material Movement Within the Facility Fork Truck vs. Autonomous Mobile Robot (AMR) 40% Cost Reduction On-Time Material Delivery 98% 2.5-Year Automation Make vs. Buy Manufacturing Footprint Optimization Investment Payback Period

Core vs. Non-Core = Make vs. Buy Approach Automation Make vs. Buy Manufacturing Footprint Optimization Key Decision Considerations Is there capacity and capability? How quickly does the product need to be in market? Is it a strategic benefit? Buy: Outsource Non-core or commodity components Lower upfront capital investment Flexible cost structure Access to supplier expertise and scale Make: In-House Core differentiation and IP protection High volume, stable demand Lower unit cost at scale Greater quality and operational control Axles Gearing Driveshafts Motor / Inverters Transmissions Sealing / Thermal What is Core to Dana: Products and processes that contain trade secrets and product IP that drives competitive advantage to differentiate Dana from competitors. Definition of strategic manufacturing process and deep review of main Make vs. Buy decisions Reduction of material / conversion costs through source and manufacturing optimization Ongoing review of what to make and what to outsource: What are the logistics issues? Are there supply chain risks? What is the overall cost?

Make: Expanded North American Casting Capacity

Automation | Make vs. Buy | Manufacturing Footprint Optimization

~$20M
Annual Savings

~$60M
Capital Investment

2 Years
To Execute

Molding



Melting



Pouring



Finishing





Project Overview

- Captive and distressed market for North America mid-size ductile iron castings
- New U.S. and Mexico tariffs negatively impacting the supply balance
- Investment to expand current casting facility

Benefit

- Enhance level of vertical integration, providing competitive advantage
- Mitigate volatility and improve quality

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Buy: Outsourcing Component Machining

Automation | Make vs. Buy | Manufacturing Footprint Optimization

Dana 2030

$
~$4M
Annual Savings

~$7M
Investment Avoided

1.5 Years
To Execute


CNC Machining


Turning


Milling


Broaching



Project Overview

- Outsource outdated equipment and non-core process
- Complexity reduction:
  ~470 part numbers → **~240** part numbers
- 3 production lines to be transferred

Benefits

- Avoid investment in legacy process
- Utilizes existing capacity
- Material savings

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Dana’s Global Manufacturing Footprint Automation Make vs. Buy Manufacturing Footprint Optimization Light Vehicle Commercial Vehicle ~1M Square Feet 7 Manufacturing Facilities ~$25M Annual Savings by 2030 Planned Manufacturing Footprint Optimization 2026 - 2030

More than 300 projects identified Automation and Industry 5.0 strategy are improving operator safety, quality, and delivery through: Machine Learning Robots, cobots, AMR implementation Make vs. buy strategy to optimize cost and create competitive advantage through a disciplined decision framework Make high-value, strategic components that provide competitive differentiation Outsource standardized components, to avoid uncertain demand or high capital investments where volume fluctuates Total-cost approach Footprint optimization Actions will deliver an additional ~$175M in EBITDA by 2030 Manufacturing Excellence Roadmap

Financial Expectations Timothy Kraus Senior Vice President and Chief Financial Officer

Dana 2026 Guidance Snapshot

~$7.5 Billion Sales	**10%-11%** Adj. EBITDA Margins	**$250M-$350M** Adj. Free Cash Flow
$800M-900M Aftermarket Sales	**~$200 Million** Incremental Backlog	**~1.0x** Leverage at YE 2026
up to **$300 Million** Share Repurchases	**~$50 Million** Dividends	**$2.00 - $3.00** Diluted Adj. EPS

Post Off-Highway sale, new Dana has an attractive financial profile

DANA
Dana 2030

Capital Markets Day

© 2026 Dana

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Dana 2030: Profitable Growth Driving Higher Returns ~$2.5 billion from 2025 Organic Sales Growth ~$890 million from 2025 Increased Adj. EBITDA

Organic Sales Growth of $2.5 Billion

Dana 2030

2025 to 2030 Sales Growth



+6% CAGR
$7,500M
~$750M
~$400M
$100M Secured
~$350M
~$400M
~$200M
~$400M
~$10,000M
Secured
High Confidence
2025A
2028 Backlog
Additional Backlog
CV Market
Traditional Product
Aftermarket
Applied Technologies
Dana 2030

- Delivering ~$2.5B of organic sales growth by 2030, a ~6% CAGR
- Well-secured new business, including ~$1.15B from current and future backlog
- Commercial-vehicle market improvement and Dana share gains in contributing ~$550M coming off a cycle trough
- High-margin categories fuel outsized growth, with Aftermarket and Applied Technologies adding ~$600M, accelerating diversification and supporting margin expansion

Strong profitable growth driven by higher demand, market share gains and new business

Capital Markets Day
© 2026 Dana
73

Optimization Foundational Current State Optimization Rationalize Back-End Systems Standardize Reporting Streamline Deliverables Data Management Combine Like Processes Shared Service Model Implement Global Applications Organizational Clean-Up Non-Manufacturing Footprint Optimization $50 million in savings in addition to our current $325 million program Structural Cost Reduction: $50 Million Structural Cost Reduction PEOPLE PROCESSES SYSTEMS

Dana 2030 Driving 80% Increase in Profit Increased profit driven by higher-margin new business and cost improvement actions $1,400M - $1,500M CAGR Aftermarket Applied Technologies Manufacturing Excellence Structural Cost Reduction Adjusted EBITDA expected to increase by ~$650M at the midpoint of our guidance range Resulting in 14%-15% margin or a ~400 basis-point increase over 2026 expectations Expected to have a 60-100 basis point improvement per year All elements of Dana 2030 contribute to higher profit 2025 to 2030 Adjusted EBITDA Growth 14%-15% Margin Volume / Mix New Business Market Share Traditional Product

Strong Cash Flow Generation Adjusted Free Cash Flow Higher Adjusted Free Cash Flow Driven by: Improved conversion of higher profit Increased Profit Lower Interest Improved Working Capital Efficiency

Strong Cash Flow Drives Balanced Capital Allocation M&A Activity Historical Capital Allocation (2021-2025) Future Capital Allocation (2026T-2030T) Capital allocation strategy supports organic growth and return of capital $1.9B ~$4B Does not include share repurchases funded by divestiture proceeds in 2025

Capital Expenditures and R&D Investment Pre-Tax Return on Invested Capital Investment Discipline Drives ROIC Investment in organic growth opportunities governed by a focus on strong capital returns ~15% 7.9% of sales 6.7% of sales R&D includes engineering expense

Shareholder Return Capital return authorization of $2 billion Repurchase authorization through 2030 Repurchased 34 million shares in 2025, or 23% of shares outstanding Returned $704 million to shareholders in 2025 $650 million in share repurchases $54 million in dividends Repurchased ~$115 million so far in 2026 Expecting 2026 share repurchases at high end of guidance range Current shares outstanding: ~109 million Increased dividend by 20% Quarterly dividend of $0.12 per share Targeting ~$50 million in annual dividends Confidence in long-term value continuing to drive increased shareholder return

The Five Elements of Dana 2030 Will Drive:

- **Above-market growth supported by new business wins**
  - Sales : 6% CAGR
  - Adj. EBITDA: 17% CAGR
  - FCF: 11% CAGR
- **Fundamental improvements in operations for top-quartile margins**
- **Accelerated free cash flow generation**
- **Continued focus on increasing shareholder value**

2030 Financial Targets Driving Multiple Expansion

Sales	Adj. EBITDA Margin	Adj. FCF Margin
~$10 billion	14%-15%	~6%
~33%	~400 bps	~200 bps
vs. midpoint of 2026 Guide	vs. midpoint of 2026 Guide	vs. midpoint of 2026 Guide

See appendix for comments regarding the presentation of non-GAAP measures



Dana
2030
Traditional Product Growth
Aftermarket Growth
Applied Technologies Growth
Manufacturing Excellence
Structural Cost Reduction

Q&A

Closing Remarks R. Bruce McDonald Chairman and Chief Executive Officer

Focus on increasing value to shareholders and customers The New Dana Prior Dana Diversified powertrain supplier supporting on-and-off-highway customers Improving business performance driven by cost reduction initiatives Growth focused, but ‘all-in’ on EV Highly leveraged balanced sheet, poor historical FCF generation Capex constrained (except EV) *February 2026 guidance Dana 2030 Focused on light and commercial vehicles Lean cost structure 2026 adjusted EBITDA* margin of ~10.5% Roadmap to 14%-15% Shareholder-value focus Profitable, lower-risk growth “Best-in-sector” balance sheet with strong FCF generation

Sustained, profitable growth and improved earnings Well-positioned in the market for profitable growth Significant margin enhancement roadmap Improving free cash flow generation Increasing earnings per share to ~$8.00 Strong balance sheet Capital allocation priorities: Focused reinvestments in our business Committed to return up to $2 billion by 2030 Growing dividend Why Invest in Dana Now?

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income (loss) attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment plus proceeds from sale of property, plant and equipment plus cash paid for Off-Highway business divestiture related activities. We believe adjusted free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Adjusted free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Adjusted free cash flow may not be comparable to similarly titled measures reported by other companies. The accompanying financial information provides reconciliations of adjusted EBITDA and adjusted free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA outlook to the most comparable GAAP measures of net income (loss). Providing net income (loss) guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss), including restructuring actions, asset impairments and certain income tax adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information